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                                                                     Exhibit 4.9

         NUMBER               [LOGO OF VCA ANTECH]            SHARES

     WOOF-                 INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE
      COMMON STOCK                                       CUSIP 92551Q 10 2
                                                          SEE REVERSE FOR
                                                        CERTAIN DEFINITIONS


         THIS CERTIFIES THAT ___________________________________________




         is the record holder of _______________________________________

   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF

=============================== VCA Antech, Inc. ===============================

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                                     [SEAL]
        /s/ ART ANTIN           VCA Antech, Inc.     /s/ ROBERT L. ANTIN
    Chief Operating Officer,      INCORPORATED     Chief Executive Officer,
     Senior Vice President        MAY 7, 1987              President
                                    DELAWARE

                                      COUNTERSIGNED AND REGISTERED:
                                             U.S. STOCK TRANSFER CORPORATION
                                                                  TRANSFER AGENT
                                                                  AND REGISTRAR.
                                      By

                                                            AUTHORIZED SIGNATURE

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
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                          UNIF GIFT MIN ACT -- ............ Custodian .............
TEN ENT -- as tenants by the entireties                                          (Cust)                 (Minor)
JT TEN  -- as joint tenants with right of                                     under Uniform Gifts to Minors
           survivorship and not as tenants                                    Act.................................
           in common                                                                          (State)

                                                         UNIF TRF MIN ACT  -- ............ Custodian (until age .......)
                                                                                 (Cust)
                                                                              ............. under Uniform Transfers
                                                                                 (Minor)
                                                                              to Minors Act .......................
                                                                                                    (State)

                       Additional abbreviations may also be used though not in the above list.

For value received, ____________________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


________________________________________________________________________________________________________________________
                  PLEASE PRINT OR TYPE WRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

________________________________________________________________________________________________________________________


________________________________________________________________________________________________________________________


_________________________________________________________________________________________________________________ Shares

of the Common Stock represented by the within certificate, and do(es) hereby irrevocably constitute and appoint

_______________________________________________________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ______________________________________

                                                                 X _____________________________________________________


                                                                 X _____________________________________________________
                                                           NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                                                                   WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE
                                                                   CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR
                                                                   ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:



By ________________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
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